UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2013

DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor San Francisco, California		94111

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 445-7444

600 Montgomery Street, 13th Floor, San Francisco, California 94111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 14, 2013, Diamond Foods, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of: (i) electing three Class I directors and three Class II directors; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended July 31, 2012; (iii) approving, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) holding an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. As of the close of business on November 27, 2012, the record date for the Annual Meeting, 22,076,498 shares of common stock of the Company were outstanding and entitled to vote. At the Annual Meeting, 16,947,315 shares, or 76.77%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the Annual Meeting are as follows:

1.	The three Class I nominees were elected to hold office until the 2015 Annual Meeting of Stockholders. The three Class II nominees were elected to hold office until the 2016 Annual Meeting of Stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Class I Directors:
Alison Davis	9,694,574	291,618	6,961,124
Brian Driscoll	9,667,706	318,486	6,961,124
Nigel Rees	9,694,880	291,312	6,961,124

Class II Directors:
Robert Lea	8,588,770	1,397,422	6,961,124
Matthew Wilson	9,666,208	319,984	6,961,124
William Tos	9,355,369	630,823	6,961,124

2.	The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended July 31, 2012 was ratified:

Votes For	Votes Against	Abstentions
15,527,757	1,350,488	69,071

3.	By the following vote, the stockholders approved the following resolution:

“RESOLVED, that Diamond Foods, Inc.’s stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the executive compensation tables and related narrative discussion.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,154,062	1,333,750	507,380	6,961,124

4.	By the following vote, the stockholders voted on the frequency of advisory votes on compensation of executive officers as follows:

One Year	Two Years	Three Years	Abstentions
9,049,464	89,817	317,516	522,947

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: January 15, 2013	By:	/s/ Stephen Kim
Name: Stephen Kim
Title: SVP, General Counsel